Dreyfus Institutional S&P 500 Stock Index Fund
Summary Prospectus March 1, 2018
Ticker DSPIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2018 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to match the total return of the S&P 500® Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.20
Other expenses	.01
Total annual fund operating expenses	.21
Fee waiver *	(.01)
Total annual fund operating expenses (after fee waiver)	.20

* The fund's investment adviser, The Dreyfus Corporation, has agreed in its investment management agreement with the fund to: (1) pay all of the fund's expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of .01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the fund's shareholders.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's

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performance. During the most recent fiscal year, the fund's portfolio turnover rate was 6.00% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the S&P 500® Index. To replicate index performance, the fund's portfolio managers use a passive management approach and generally purchase all of the securities comprising the S&P 500® Index (though, at times, the fund may invest in a representative sample of the S&P 500® Index). Because the fund has expenses, performance will tend to be slightly lower than that of the S&P 500® Index. The fund attempts to have a correlation between its performance and that of the S&P 500® Index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Companies included in the S&P 500® Index generally must have market capitalizations in excess of $5.3 billion, to the extent consistent with market conditions. Standard & Poor's weights each company's stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors).

"Standard & Poor's®," "S&P®," "Standard & Poor's 500™," and "S&P 500®," are trademarks of Standard & Poor's Financial Services, LLC (Standard & Poor's), and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. The table compares the average annual total returns of the fund's Class I shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com. Prior to August 31, 2016, the fund's Class I shares were undesignated.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q2, 2009: 15.95% Worst Quarter Q4, 2008: -22.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown,

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and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/17)
	1 Year	5 Years	10 Years
Class I Shares returns before taxes	21.58%	15.57%	8.33%
Class I Shares returns after taxes on distributions	20.82%	14.93%	7.83%
Class I Shares returns after taxes on distributions and sale of fund shares	12.78%	12.46%	6.70%
S&P 500® Index reflects no deductions for fees, expenses or taxes	21.82%	15.78%	8.49%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Thomas J. Durante, Karen Q. Wong and Richard A. Brown are the fund's primary portfolio managers. Mr. Durante has been a primary portfolio manager of the fund since January 2002. Mr. Durante is a managing director and co-head of equity index portfolio management at BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus. Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since October 2010. Ms. Wong is a managing director and head of index portfolio management at BNY Mellon AMNA. Mr. Brown is a managing director and co-head of equity index portfolio management at BNY Mellon AMNA. Mr. Durante, Ms. Wong and Mr. Brown also are employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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